SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    September 15, 2003

WORLD FINANCIAL NETWORK NATIONAL BANK

(Exact Name of Registrant as Specified in its Charter)

United States
(State or Other Jurisdiction of Incorporation)

333-85463
333-998	34-1610866
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Techcenter Drive, Gahanna, Ohio 43230

(614) 729-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.Other Events.

None

Item 7.Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Document Description

20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD FINANCIAL NETWORK NATIONAL BANK
(Registrant)

By: Daniel T. Groomes

Title: President

Dated: September 16, 2003